NOTE 10 PROMISSORY NOTE	12 Months Ended
Dec. 31, 2020
NOTE 8 ACCOUNTS RECEIVABLE
PROMISSORY NOTE

10. PROMISSORY NOTE

On January 11, 2019, in connection with the sale of facility and land, the Company acquired a promissory note in the amount of $122,500 (note 9). The promissory note accrued interest at a rate of 6% per annum and was due in full on February 1, 2021. Interest income in the amount of $7,573 was accrued for the year ended December 31, 2020 (December 31, 2019 - $4,977). Subsequent to the sale of the facility and land, the purchaser became aware of a lien placed on the facility and land by the Internal Revenue Service related to taxes owing. The Company has accrued the full amount of taxes owing which is included in accounts payable and accrued liabilities. Given the uncertainty surrounding removal of the lien, management has determined that the promissory note and accrued interest income were impaired and were both written off to $nil.